UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 3, 2007

Atrion Corporation
(Exact Name of Registrant as Specified in Charter)

Commission File Number 0-10763

Delaware	63-0821819
(State or other jurisdiction	(I. R. S. Employer
of incorporation or organization)	Identification No.)

One Allentown Parkway,
Allen, Texas	75002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code
(972) 390-9800

Check the  appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b)  under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 3, 2007, the Board of Directors of Atrion Corporation (the "Company") amended the Bylaws of the Company (the "Bylaws").  Provisions of the Bylaws which related to annual meetings of stockholders held prior to 2003 have been deleted.  Certain provisions, including Article Eleven, have been added or amended to provide for the giving of notice and consent via electronic transmission.  A provision has been added to provide for the position of a Chief Executive Officer and corresponding changes have been made throughout the Bylaws.  Other provisions of the Bylaws reflecting substantive changes are as follows:

•
Section 1.02 has been amended to provide that stockholders meetings may be held solely by means of remote communication, pursuant to Section 211(a)(2) of the Delaware General Corporation Law (the "DGCL");

•	Section 1.06 has been added to clarify delivery of notice requirements pursuant to Section 230(b) of the DGCL;

•
Section 1.11 has been amended to provide that the Company is not required to include electronic contact information on the list of stockholders entitled to vote and to provide mechanics should the Company determine to make such list available on an electronic network;

•	Section 1.16 has been amended to set forth mechanisms for establishing procedures relating to the conduct of stockholders meetings;

•	Section 2.06 has been amended to provide that a committee of the Board of Directors may consist of one or more directors;

•	Section 2.07 has been added to specify procedures relating to the meetings and actions of the committees of the Board of Directors;

•	Section 3.12 has been added to provide for the designation of a lead director;

•	Article Five has been amended to clarify the duties of certain officers;

•	Section 6.06 has been added to provide that the Board of Directors may establish an indemnity fund;

•	Section 6.07 has been added to provide that if certain indemnity provisions are invalidated, the Company will indemnify each director, officer, agent and employee to the full extent permitted;

•
Article Eight has been amended to allow for the issuance of uncertificated shares, so that the Company may now participate in the Direct Registration System, which is currently administered by The Depository Trust Company.

The full text of the Bylaws, as amended, is filed as Exhibit 3.1 to this Current Report, and the amended provisions thereof are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Description of Document
3.1	Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATRION CORPORATION

/s/ Jeffery Strickland
By:  Jeffery Strickland
Its:  Vice President and Chief Financial Officer

Date:   December 6, 2007

Exhibit Index

Exhibit No.	Description of Document
3.1	Amended and Restated Bylaws

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